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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 1998


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              DELAWARE                    0-21802                      34-1741211
    (STATE OR OTHER JURISDICTION        (COMMISSION                   (IRS EMPLOYER
          OF INCORPORATION)              FILE NUMBER)               IDENTIFICATION NO.)


         3450 W. CENTRAL AVENUE, SUITE 328
                    TOLEDO, OHIO                                           43606
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (419) 535-6374



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ITEM 5.           OTHER ITEMS

         a.) On August 14, 1998, the Board of Directors ("the Board") and the Compensation Committee of N-Viro International Corporation ("the Company") approved the granting of options to purchase 309,000 shares of N-Viro International Common Stock for $2.3125 per share, to the grantees listed on a schedule incorporated by reference herein as Exhibit 1. The grant price was determined pursuant to Section 2.8 of the Company's Amended and Restated Stock Option Plan, Section 2.8 (a copy of which was filed as Exhibit 4 to the Company's Form 10-Q on May 14, 1998, and is incorporated herein by reference).

         b.) On August 14, 1998, the Board and the Compensation Committee of the Company adopted a proposal conditionally granting options to purchase common stock of the Company under the Company's 1993 Stock Option Plan (the "1993 Plan") to certain directors and consultants of the Company who held existing options granted in 1994 and 1995 under the Plan to purchase common stock (such existing options are referred to as "Outstanding Options" and the directors and consultants holding them are referred to as "Eligible Option Holders"). The Board conditionally granted to each Eligible Option Holder one new option (a "New Option") corresponding to each outstanding option held by the Eligible Option Holder. Each New Option is an option to purchase that number of shares of common stock of the Company which is equal to the number of shares subject to the Eligible Option Holders corresponding Outstanding Option, at a purchase price of $4.00. Except for the change in the exercise price, each New Option is otherwise subject to the same terms and conditions as the corresponding Outstanding Option; that is, all of the other terms and conditions of the corresponding Outstanding Option, such as the date or dates upon which the Eligible Option Holder may exercise the option and the date upon which the option terminates, are the same for the New Option as they were for the corresponding Outstanding Option. The grant of each New Option to each Eligible Option Holder was conditioned upon the surrender and termination of the corresponding Outstanding Option of the Eligible Option Holder. A schedule is incorporated by reference herein as Exhibit 2.

         The stated purpose of the 1993 Plan is "to enable (the Company) to attract and retain qualified officers, key employees and non-employee directors and to provide an incentive for such employees and directors to expand and improve the profits and prosperity of (the Company)." The Board and the Compensation Committee approved the repricing of the Outstanding Options because of a belief that the decline in the price of the common stock of the Company that has occurred since 1995 was caused primarily by factors outside the control of the employees of the Company and that, with the majority of the Outstanding Options granted under the 1993 Plan having exercise prices of $6.00 per share or greater, the Outstanding Options did not provide a practical incentive to the Eligible Option Holders. The Board granted the New Options in order to provide what it believes to be a better incentive to current directors and consultants.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:   August 19, 1998                By: /s/ James K. McHugh
       -------------------                 -------------------
                                           James K. McHugh
                                           Chief Financial Officer